SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 28, 2003
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                               BCSB BANKCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


        UNITED STATES                     0-24589                52-2108333
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(State or Other Jurisdiction of         (Commission            (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

            Exhibit 99.1          Press Release dated April 28, 2003


ITEM 9.  REGULATION FD DISCLOSURE
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     On April 28, 2003, BCSB Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter and six months ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to
Item 12 of Form 8-K.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BCSB BANKCORP, INC.
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                                          (Registrant)


         Date:  April 28, 2003            By:/s/ Gary C. Loraditch
                                             --------------------------------
                                             Gary C. Loraditch
                                             President
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                                  EXHIBIT INDEX


         EXHIBIT NO.                          DESCRIPTION
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           99.1                               Press Release dated April 28, 2003